Exhibit 10.1

THIRD AMENDMENT OF LOAN AND SECURITY AGREEMENT

This THIRD  AMENDMENT OF LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of March 19, 2008, by and between Synthetech, Inc., an Oregon Corporation, having a place of business at 1290 Industrial Way Albany, OR  97322 (“Borrower”) and ACCESS BUSINESS FINANCE LLC, having a principal place of business at 14205 S. E. 36th Street, Suite 350, Bellevue, WA  98006 (“Lender”).

RECITALS

A.	Borrower and Lender have entered into that certain Loan and Security Agreement dated as ofJune 15, 2006 (as amended or modified to the date hereof, the “Loan Agreement”).

B.	Borrower has requested that Lender amend, and Lender has agreed to amend, the Loan Agreement to:

1.	Increase the Borrowing Base on Eligible Inventory from 40% to 50%.
2.	Extend the Loan and Security Agreement through June 15, 2009.
3.	Increase the Annual Loan Fee from .75% to 1% and pay the Loan Fee for the Renewal Term ending June 15, 2009 on March 28, 2008.

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the parties hereby agree as follows:

AGREEMENT

1.    Amendment of the Loan Agreement.  The Loan Agreement is hereby amended as follows, effective as of the date hereof:

1.1
The term “Borrowing Base” is changed to read in its entirety: “the sum of:  (i) Eighty-Five (85%) percent of the Net Face Amount of Borrower's Eligible Accounts, plus the lesser of (1) Fifty (50%) percent of the Value of Eligible Inventory, (2) $1,500,000.00 or N/A of the Net Face Amount of Borrower’s Eligible Accounts.

1.2	The term “Contractual Termination Date” is changed in its entirety to read: “The end of the Initial Term, any Renewal Term, or June 15, 2009.”
1.3	The term “Loan Fee” is amended and shall be increased to 1% of the Maximum Amount at the time this fee accrues. The fee for the Renewal Term ending June 15, 2009 is due on March 28, 2008.

2.    Modification.  Except as expressly modified hereby, the Loan Agreement shall remain unchanged and in full force and effect.

3.    Conflicts.  If a conflict exists between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

4.    Further Assurances.  Borrower agrees to make and execute such other documents as may be necessary or required to effectuate the terms and conditions of this Agreement.

5.    Future Modifications.  This Amendment does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Loan Agreement.

6.    Severability.  In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.    Headings.  Section headings and numbers have been set forth for convenience only.

8.    Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this  Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Synthetech, Inc.

By:	/s/ Gary Weber
Gary Weber
Title:	VP Finance, CFO

ACCESS BUSINESS FINANCE, LLC

By:	/s/ Mark King

Title:	Director of Operations